Sears, Roebuck and Co. Announces Pricing Information for Tender Offers to Purchase Debt Securities

    HOFFMAN ESTATES, Ill., Oct. 30 /PRNewswire/ -- Sears, Roebuck and Co.
(NYSE: S) ("Sears") and its wholly owned subsidiaries, Sears Roebuck
Acceptance Corp. ("SRAC") and Sears DC Corp. ("SDC"), announced today the consideration to be paid, under certain conditions, in connection with certain previously announced cash tender offers to purchase any and all of their respective unsecured public term debt securities (collectively, the "Notes"
and each a "series" of Notes) maturing after 2003, including Notes originally distributed primarily to institutional investors and issued by each of Sears,
SRAC and SDC (collectively, the "Institutional Notes") and Notes originally distributed primarily to individual investors and issued by SRAC  (the "Retail
Notes").  The tender offers are subject to the terms and conditions set forth in the applicable Offer to Purchase.

    Institutional Notes
    The total consideration, as set forth in the attached schedules, has been determined today in accordance with the formula described in the Offer to
Purchase, assuming an early settlement date of Tuesday, November 4, 2003, for each series of Institutional Notes priced on a fixed spread basis
("Institutional Fixed Spread Notes").  The assumed early settlement date of
Tuesday, November 4, 2003 is conditioned upon the consummation of the previously announced sale of Sears' Credit and Financial Products business
(the "Credit Sale") to Citicorp, an affiliate of Citigroup, Inc.
("Citigroup").  In the event the consummation of the Credit Sale does not occur prior to Tuesday, November 4, 2003, the early settlement date will be delayed, and therefore the total consideration will be adjusted in accordance with the formula for determining the total consideration described in the
Offer to Purchase.  The total consideration includes the applicable early tender premium only in respect of holders of Institutional Notes that validly tendered and did not withdraw their notes prior to 5:00 p.m., New York City time, on Wednesday, October 29, 2003.  Any holders of Institutional Notes tendering after this date will not be entitled to any early tender premiums.

    Retail Notes
    The tender offer consideration, as set forth in the attached schedules, has been determined today in accordance with the formula described in the
Offer to Purchase, based on an assumed settlement date of Monday, November 17,
2003, for each series of Retail Notes priced on a fixed spread basis ("Retail
Fixed Spread Notes").  The assumed settlement date of Monday, November 17,
2003 is conditioned upon the consummation of the Credit Sale.  In the event the consummation of the Credit Sale does not occur on or prior to the expiration date for the offers, the settlement date will be delayed, and therefore the tender offer consideration will be adjusted in accordance with the formula for determining the tender offer consideration described in the
Offer to Purchase.

                                     ****

    The terms of the offers are specific to each series of Notes.  The offers will expire at 12:00 midnight, New York City time, on Friday, November 14,
2003, unless previously terminated or extended.

    Morgan Stanley and Citigroup are acting as Joint Global Coordinators for the offers relating to the Institutional Notes.  The Lead Managers are
Barclays Capital, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Merrill
Lynch & Co.  The Co-Managers are Banc of America Securities LLC, Banc One
Capital Markets, Inc., Deutsche Bank Securities and UBS Investment Bank.
Questions regarding the tender offer for the Notes can be directed to Morgan
Stanley at (212) 761-2219 (collect) or (800) 624-1808 (toll free) and
Citigroup at (800) 558-3745 (toll free).

    Merrill Lynch & Co. and Banc of America Securities LLC are acting as Lead
Dealer Managers for the offers relating to the Retail Notes.  The Co-Managers are Morgan Stanley and UBS Investment Bank.  Questions regarding the tender offer for the Retail Notes can be directed to Merrill Lynch at (212) 449-4914
(collect) and Banc of America Securities at (704) 387-1004 (collect).

    The following schedules indicate (1) the issuer and particular series of
Institutional Fixed Spread Notes that are subject to the offers and provide the tender offer consideration and the total consideration for such Notes, based on an assumed early settlement date of Tuesday, November 4, 2003, and
(2) the issuer and particular series of Retail Fixed Spread Notes that are subject to the offers and provide the tender offer consideration for such
Notes, based on an assumed settlement date of Monday, November 17, 2003.

    This announcement is not an offer to purchase or a solicitation of an offer to purchase with respect to any securities.  The tender offers are being made solely pursuant to the Offers to Purchase and related Letters of
Transmittal and are not being made in any jurisdiction in which such an offer would be unlawful.

    ADDITIONAL INFORMATION AND WHERE TO FIND IT
    The offering materials are available on the Internet at
http://www.sracweb.com/tenderoffers.htm.  These materials contain important information.  Security holders are advised to carefully review these documents and related materials.  Copies of the offering materials also may be obtained through D.F. King & Co., Inc., the Information Agent for the offers, by telephone at (800) 431-9642 (toll free) or in writing at 48 Wall Street, 22nd
Floor, New York, NY 10005.

    About Sears
    Sears, Roebuck and Co. is a broadline retailer with significant service and credit businesses.  In 2002, Sears' revenue was $41.4 billion.  Sears offers its wide range of apparel, home and automotive products and services to families in the U.S. through Sears stores nationwide, including approximately
870 full-line stores.  Sears also offers a variety of merchandise and services over the Internet via its sears.com and landsend.com websites and through a variety of specialty catalogues.

    About Sears Roebuck Acceptance Corp.
    SRAC is a wholly owned finance subsidiary of Sears.  SRAC raises funds primarily by issuing commercial paper, medium-term notes and discrete underwritten debt.  SRAC uses the proceeds from its borrowings to acquire short-term notes of Sears.

    About Sears DC Corp.
    SDC is a wholly owned subsidiary of Sears and was formed to borrow in domestic and foreign debt markets and lend the proceeds of such borrowings to
Sears and certain direct and indirect subsidiaries of Sears in exchange for their unsecured notes.  SDC raised funds through the sale of its medium-term notes and direct placement of commercial paper with corporate and institutional investors.
                          *    *    *    *    *    *
    Forward-Looking Statements
    This press release contains "forward-looking statements" about Sears'
expectations regarding the tender offers.  These statements are forward-looking statements based on assumptions about the future that are subject to risks and uncertainties, and actual results may differ materially from the results projected in the forward-looking statements.  Risks and uncertainties include the possibility that the sale of the Credit and
Financial Products business, which is subject to conditions of closing, does not close or does not close prior to the applicable settlement date, and other factors outside the control of Sears.  While Sears believes that its forecasts and assumptions are reasonable, it cautions that actual results may differ materially.  Sears intends the forward-looking statements to speak only as of the time first made and does not undertake to update or revise them as more information becomes available.  Additional discussion of these and other risks and uncertainties is contained in Sears' filings with the Securities and
Exchange Commission, including Sears' Annual Report on Form 10-K for the year ended December 28, 2002, its Quarterly Reports on Form 10-Q for the quarters ended March 29, 2003, and June 28, 2003 and any Current Report on Form 8-K
currently on file with the Securities and Exchange Commission during the current fiscal year.

           Schedule 1 - INSTITUTIONAL FIXED SPREAD NOTES ISSUED BY
                        SEARS ROEBUCK ACCEPTANCE CORP.
                Assuming Early Settlement Date of Nov. 4, 2003

                                            Fixed  Tender    Total
      Cusip      Note      Note  Reference Spread  Offer    Consider-  Accrued
     Number     Coupon   Maturity  Yield    (bp)   Yield     ation    Interest
    81240QKM3   6.000%   01/18/05  1.420%    44    1.860%  $1,049.11   $13.17
    81240QKP6   6.000%   02/07/05  1.420%    48    1.900%  $1,050.71   $13.17
    81240QKQ4   6.100%   02/25/05  1.470%    44    1.910%  $1,053.86   $13.39
    812404AF8   6.750%   09/15/05  1.770%    44    2.210%  $1,082.42    $9.19
    81240QBZ4   6.110%   11/15/05  1.880%    52    2.400%  $1,073.09   $28.68
    81240QBW1   6.130%   11/15/05  1.880%    52    2.400%  $1,073.48   $28.78
    81240QBX9   6.150%   11/15/05  1.880%    52    2.400%  $1,073.88   $28.87
    81240QCL4   6.330%   12/12/05  1.880%    56    2.440%  $1,079.38   $29.72
    81240QCM2   6.380%   12/13/05  1.880%    56    2.440%  $1,080.50   $29.95
    81240QLX8   5.660%   12/14/05  1.880%    56    2.440%  $1,065.86   $12.42
    81240QCU4   6.360%   01/03/06  1.990%    48    2.470%  $1,081.50   $29.86
    81240QCY6   6.300%   01/09/06  1.990%    48    2.470%  $1,080.85   $29.58
    81240QCZ3   6.310%   01/09/06  1.990%    48    2.470%  $1,081.06   $29.62
    812404AG6   6.125%   01/15/06  2.000%    44    2.440%  $1,078.33   $18.55
    81240QGC0   7.060%   10/10/06  2.400%    60    3.000%  $1,113.22   $33.14
    812404AT8   6.700%   11/15/06  2.440%    56    3.000%  $1,106.41   $31.45
    81240QHD7   7.200%   05/09/07  2.700%    56    3.260%  $1,129.81   $33.80
    81240QHE5   7.150%   05/21/07  2.700%    60    3.300%  $1,127.88   $33.57
    812404AV3   7.000%   06/15/07  2.700%    56    3.260%  $1,126.48   $27.03
    81240QHT2   7.040%   06/19/07  2.700%    64    3.340%  $1,125.36   $33.05
    81240QJD5   6.470%   08/13/07  2.820%    60    3.420%  $1,107.09   $14.20
    812404AW1   6.700%   09/18/07  2.810%    60    3.410%  $1,118.35    $8.56
    81240QJN3   6.600%   11/05/07  2.930%    56    3.490%  $1,115.24   $14.48
    81240QKJ0   6.560%   12/05/07  2.930%    60    3.530%  $1,114.35   $14.40
    81240QKK7   6.340%   12/18/07  2.930%    60    3.530%  $1,106.91   $13.91
    81240QLB6   6.300%   03/18/08  3.040%    60    3.640%  $1,106.59   $13.83
    81240QLD2   6.280%   04/08/08  3.150%    52    3.670%  $1,105.75   $13.78
    81240QLF7   6.240%   05/01/08  3.150%    56    3.710%  $1,103.78   $13.69
    81240QLH3   6.300%   05/29/08  3.150%    56    3.710%  $1,107.93   $13.83
    81240QLK6   6.250%   06/02/08  3.150%    56    3.710%  $1,106.03   $13.72
    81240QLL4   6.190%   06/19/08  3.250%    48    3.730%  $1,103.60   $13.58
    81240QLM2   6.170%   07/14/08  3.250%    52    3.770%  $1,102.34   $13.54
    81240QLN0   6.200%   07/15/08  3.250%    52    3.770%  $1,103.68   $13.61
    81240QLP5   6.100%   07/21/08  3.250%    52    3.770%  $1,099.73   $13.39
    81240QLS9   6.125%   08/15/08  3.250%    56    3.810%  $1,100.24   $13.44
    81240QLT7   6.100%   09/10/08  3.300%    52    3.820%  $1,100.03   $13.39
    81240QLU4   6.000%   11/20/08  3.320%    60    3.920%  $1,094.36   $13.17
    81240QLV2   6.000%   11/24/08  3.320%    60    3.920%  $1,094.54   $13.17
    81240QLY6   5.750%   01/20/09  3.400%    60    4.000%  $1,081.54   $12.62
    81240QLZ3   5.700%   02/12/09  3.400%    60    4.000%  $1,080.03   $12.51
    81240QMA7   5.875%   03/05/09  3.400%    64    4.040%  $1,087.25   $12.89
    81240QMB5   6.125%   03/16/09  3.400%    64    4.040%  $1,099.66   $13.44
    81240QMC3   6.050%   03/30/09  3.400%    64    4.040%  $1,096.71   $13.28
    81240QMD1   6.000%   04/15/09  3.400%    68    4.080%  $1,092.92   $13.17
    81240QLE0   6.490%   04/17/09  3.400%    68    4.080%  $1,116.74   $14.24
    812404BF7   6.250%   05/01/09  3.400%    64    4.040%  $1,107.87    $0.52
    81240QLQ3   6.200%   08/09/10  3.820%    80    4.620%  $1,090.81   $13.61
    812404BG5   7.000%   02/01/11  4.370%    44    4.810%  $1,132.49   $18.08
    812404BH3   6.750%   08/15/11  4.380%    48    4.860%  $1,121.14   $14.81
    812404BJ9   6.700%   04/15/12  4.370%    56    4.930%  $1,121.05    $3.54
    81240QLJ9   6.635%   05/18/12  4.380%    64    5.020%  $1,111.01   $14.56
    81240QLR1   6.510%   08/15/13  4.380%    72    5.100%  $1,107.43   $14.29
    812404AY7   6.875%   10/15/17  4.370%    96    5.330%  $1,150.65    $3.63
    812404AX9   7.500%   10/15/27  5.240%   140    6.640%  $1,102.36    $3.96
    812404AZ4   6.750%   01/15/28  5.240%   115    6.390%  $1,043.91   $20.44
    812404BE0   6.500%   12/01/28  5.230%   115    6.380%  $1,014.85   $27.63
    812404BK6   7.000%   06/01/32  5.230%   115    6.380%  $1,080.96   $29.75

    Schedule 2 - INSTITUTIONAL FIXED SPREAD NOTES ISSUED BY SEARS DC CORP.
                Assuming Early Settlement Date of Nov. 4, 2003

                                            Fixed  Tender    Total
      Cusip      Note      Note  Reference Spread  Offer    Consider-  Accrued
      Number    Coupon   Maturity  Yield    (bp)   Yield     ation    Interest
    DC2MTFX84   9.200%   02/27/12  4.380%    60    4.980%  $1,284.41    $8.43
    DC2MTFX80   9.150%   03/01/12  4.380%    60    4.980%  $1,281.34    $8.39
    DC2MTFX81   9.150%   03/01/12  4.380%    60    4.980%  $1,281.34    $8.39
    DC2MTFX87   9.150%   03/10/12  4.380%    60    4.980%  $1,282.01    $8.39
    DC2MTFX93   9.140%   03/13/12  4.380%    60    4.980%  $1,281.55    $8.38
    DC2MTFX94   9.070%   03/16/12  4.380%    60    4.980%  $1,277.03    $8.31
    25466PAC2   9.140%   03/19/12  4.380%    60    4.980%  $1,282.00    $8.38
    25466PAG3   9.260%   03/20/12  4.380%    60    4.980%  $1,290.21    $8.49
    25466PBV9   9.100%   04/13/12  4.380%    60    4.980%  $1,281.08    $8.34

            Schedule 3 - SEARS ROEBUCK ACCEPTANCE CORP. INTERNOTES
                 Assuming Settlement Date of Nov. 17, 2003

                                            Fixed
      Cusip       Note      Note  Reference Spread Tender Tender Offer Accrued
      Number     Coupon   Maturity  Yield   (bp)  Yield Consideration Interest
    8124JFAD8    7.250%   12/15/09  1.310%   40    1.710%  $1,058.89  $30.61
    8124JFAH9    7.300%   12/15/09  1.310%   40    1.710%  $1,059.42  $30.82
    8124JFAM8    7.400%   01/15/10  1.360%   45    1.810%  $1,063.91  $25.08
    8124JFAR7    7.400%   01/15/10  1.360%   45    1.810%  $1,063.91  $25.08
    8124JFAV8    7.450%   01/15/10  1.360%   45    1.810%  $1,064.48  $25.25
    8124JFAY2    4.950%   02/15/05  1.458%   45    1.908%  $1,037.21  $12.65
    8124JFBK1    7.000%   03/15/10  1.458%   45    1.908%  $1,066.41  $12.06
    8124JFBP0    6.800%   03/15/10  1.458%   45    1.908%  $1,063.80  $11.71
    8124JFAA4    5.650%   12/15/05  1.880%   50    2.380%  $1,065.89  $23.86
    8124JFAE6    5.750%   12/15/05  1.880%   50    2.380%  $1,067.90  $24.28
    8124JFAJ5    6.000%   01/15/06  1.880%   50    2.380%  $1,075.78  $20.33
    8124JFAN6    5.900%   01/15/06  1.880%   50    2.380%  $1,073.68  $19.99
    8124JFAS5    5.900%   01/15/06  1.880%   50    2.380%  $1,073.68  $19.99
    8124JFAW6    5.400%   01/15/06  1.880%   50    2.380%  $1,063.21  $18.30
    8124JFBA3    5.400%   02/15/06  1.985%   50    2.485%  $1,063.21  $13.80
    8124JFBC9    5.500%   02/15/06  1.985%   50    2.485%  $1,065.38  $14.06
    8124JFBE5    5.800%   02/15/06  1.985%   50    2.485%  $1,071.89  $14.82
    8124JFBG0    5.400%   03/15/06  1.985%   50    2.485%  $1,065.50   $9.30
    8124JFBL9    5.200%   03/15/06  1.985%   50    2.485%  $1,061.00   $8.96
    8124JFAB2    6.600%   12/15/07  2.910%   60    3.510%  $1,116.42  $27.87
    8124JFAF3    6.700%   12/15/07  2.910%   60    3.510%  $1,120.18  $28.29
    8124JFAK2    7.000%   01/15/08  2.910%   65    3.560%  $1,131.89  $23.72
    8124JFAP1    6.900%   01/15/08  2.910%   65    3.560%  $1,128.06  $23.38
    8124JFAT3    6.750%   01/15/08  2.910%   65    3.560%  $1,122.30  $22.88
    8124JFAX4    6.150%   01/15/08  2.910%   65    3.560%  $1,099.29  $20.84
    8124JFAZ9    6.200%   02/15/08  3.025%   65    3.675%  $1,098.33  $15.84
    8124JFBB1    6.100%   02/15/08  3.025%   65    3.675%  $1,094.43  $15.59
    8124JFBD7    6.250%   02/15/08  3.025%   65    3.675%  $1,100.28  $15.97
    8124JFBF2    6.650%   02/15/08  3.025%   65    3.675%  $1,115.86  $16.99
    8124JFBH8    6.200%   03/15/08  3.025%   65    3.675%  $1,100.12  $10.68
    8124JFBM7    6.000%   03/15/08  3.025%   65    3.675%  $1,092.19  $10.33
    8124JFAC0    7.400%   12/15/12  4.270%   65    4.920%  $1,179.77  $31.24
    8124JFAG1    7.500%   12/15/12  4.270%   65    4.920%  $1,187.02  $31.67
    8124JFAL0    7.500%   01/15/13  4.270%   65    4.920%  $1,188.34  $25.42
    8124JFAQ9    7.500%   01/15/13  4.270%   65    4.920%  $1,188.34  $25.42
    8124JFAU0    7.500%   01/15/13  4.270%   65    4.920%  $1,188.34  $25.42
    8124JFBJ4    7.150%   03/15/13  4.304%   65    4.954%  $1,162.36  $12.31
    8124JFBN5    7.050%   03/15/13  4.304%   65    4.954%  $1,154.96  $12.14

            Schedule 4 - INSTITUTIONAL FIXED SPREAD NOTES ISSUED BY
                        SEARS ROEBUCK ACCEPTANCE CORP.
   Assuming Early Settlement Date of Nov. 4, 2003 and Final Settlement Date
                               of Nov. 17, 2003

     Cusip      Note      Note        Total    Tender  Tender Offer Accrued
     Number    Coupon   Maturity Consideration Premium Consideration Interest
    81240QKM3    6.000%   01/18/05   $1,049.11   $2.75  $1,046.36   $15.33
    81240QKP6    6.000%   02/07/05   $1,050.71   $2.75  $1,047.96   $15.33
    81240QKQ4    6.100%   02/25/05   $1,053.86   $2.75  $1,051.11   $15.59
    812404AF8    6.750%   09/15/05   $1,082.42   $2.75  $1,079.67   $11.63
    81240QBZ4    6.110%   11/15/05   $1,073.09   $2.75  $1,070.34    $0.34
    81240QBW1    6.130%   11/15/05   $1,073.48   $2.75  $1,070.73    $0.34
    81240QBX9    6.150%   11/15/05   $1,073.88   $2.75  $1,071.13    $0.34
    81240QCL4    6.330%   12/12/05   $1,079.38   $2.75  $1,076.63    $0.35
    81240QCM2    6.380%   12/13/05   $1,080.50   $2.75  $1,077.75    $0.35
    81240QLX8    5.660%   12/14/05   $1,065.86   $2.75  $1,063.11   $14.46
    81240QCU4    6.360%   01/03/06   $1,081.50   $3.00  $1,078.50    $0.35
    81240QCY6    6.300%   01/09/06   $1,080.85   $3.00  $1,077.85    $0.35
    81240QCZ3    6.310%   01/09/06   $1,081.06   $3.00  $1,078.06    $0.35
    812404AG6    6.125%   01/15/06   $1,078.33   $3.00  $1,075.33   $20.76
    81240QGC0    7.060%   10/10/06   $1,113.22   $3.75  $1,109.47    $0.39
    812404AT8    6.700%   11/15/06   $1,106.41   $4.00  $1,102.41    $0.37
    81240QHD7    7.200%   05/09/07   $1,129.81   $4.75  $1,125.06    $0.40
    81240QHE5    7.150%   05/21/07   $1,127.88   $4.75  $1,123.13    $0.40
    812404AV3    7.000%   06/15/07   $1,126.48   $4.75  $1,121.73   $29.56
    81240QHT2    7.040%   06/19/07   $1,125.36   $4.75  $1,120.61    $0.39
    81240QJD5    6.470%   08/13/07   $1,107.09   $5.00  $1,102.09   $16.53
    812404AW1    6.700%   09/18/07   $1,118.35   $5.00  $1,113.35   $10.98
    81240QJN3    6.600%   11/05/07   $1,115.24   $5.00  $1,110.24   $16.87
    81240QKJ0    6.560%   12/05/07   $1,114.35   $5.00  $1,109.35   $16.76
    81240QKK7    6.340%   12/18/07   $1,106.91   $5.00  $1,101.91   $16.20
    81240QLB6    6.300%   03/18/08   $1,106.59   $5.75  $1,100.84   $16.10
    81240QLD2    6.280%   04/08/08   $1,105.75   $5.75  $1,100.00   $16.05
    81240QLF7    6.240%   05/01/08   $1,103.78   $5.75  $1,098.03   $15.95
    81240QLH3    6.300%   05/29/08   $1,107.93   $5.75  $1,102.18   $16.10
    81240QLK6    6.250%   06/02/08   $1,106.03   $5.75  $1,100.28   $15.97
    81240QLL4    6.190%   06/19/08   $1,103.60   $5.75  $1,097.85   $15.82
    81240QLM2    6.170%   07/14/08   $1,102.34   $6.00  $1,096.34   $15.77
    81240QLN0    6.200%   07/15/08   $1,103.68   $6.00  $1,097.68   $15.84
    81240QLP5    6.100%   07/21/08   $1,099.73   $6.00  $1,093.73   $15.59
    81240QLS9    6.125%   08/15/08   $1,100.24   $6.00  $1,094.24   $15.65
    81240QLT7    6.100%   09/10/08   $1,100.03   $6.00  $1,094.03   $15.59
    81240QLU4    6.000%   11/20/08   $1,094.36   $6.00  $1,088.36   $15.33
    81240QLV2    6.000%   11/24/08   $1,094.54   $6.00  $1,088.54   $15.33
    81240QLY6    5.750%   01/20/09   $1,081.54   $6.50  $1,075.04   $14.69
    81240QLZ3    5.700%   02/12/09   $1,080.03   $6.50  $1,073.53   $14.57
    81240QMA7    5.875%   03/05/09   $1,087.25   $6.50  $1,080.75   $15.01
    81240QMB5    6.125%   03/16/09   $1,099.66   $6.50  $1,093.16   $15.65
    81240QMC3    6.050%   03/30/09   $1,096.71   $6.50  $1,090.21   $15.46
    81240QMD1    6.000%   04/15/09   $1,092.92   $6.50  $1,086.42   $15.33
    81240QLE0    6.490%   04/17/09   $1,116.74   $6.50  $1,110.24   $16.59
    812404BF7    6.250%   05/01/09   $1,107.87   $6.50  $1,101.37    $2.78
    81240QLQ3    6.200%   08/09/10   $1,090.81   $7.00  $1,083.81   $15.84
    812404BG5    7.000%   02/01/11   $1,132.49   $7.00  $1,125.49   $20.61
    812404BH3    6.750%   08/15/11   $1,121.14   $7.50  $1,113.64   $17.25
    812404BJ9    6.700%   04/15/12   $1,121.05   $7.50  $1,113.55    $5.96
    81240QLJ9    6.635%   05/18/12   $1,111.01   $7.50  $1,103.51   $16.96
    81240QLR1    6.510%   08/15/13   $1,107.43   $8.50  $1,098.93   $16.64
    812404AY7    6.875%   10/15/17   $1,150.65  $10.00  $1,140.65    $6.11
    812404AX9    7.500%   10/15/27   $1,102.36  $10.00  $1,092.36    $6.67
    812404AZ4    6.750%   01/15/28   $1,043.91   $6.50  $1,037.41   $22.88
    812404BE0    6.500%   12/01/28   $1,014.85   $6.50  $1,008.35   $29.97
    812404BK6    7.000%   06/01/32   $1,080.96   $7.00  $1,073.96   $32.28

    Schedule 5 - INSTITUTIONAL FIXED SPREAD NOTES ISSUED BY SEARS DC CORP.
   Assuming Early Settlement Date of Nov. 4, 2003 and Final Settlement Date
                               of Nov. 17, 2003

     Cusip      Note      Note        Total    Tender  Tender Offer Accrued
     Number    Coupon   Maturity Consideration Premium Consideration Interest
    DC2MTFX84    9.200%   02/27/12   $1,284.41   $7.50  $1,276.91   $11.76
    DC2MTFX80    9.150%   03/01/12   $1,281.34   $7.50  $1,273.84   $11.69
    DC2MTFX81    9.150%   03/01/12   $1,281.34   $7.50  $1,273.84   $11.69
    DC2MTFX87    9.150%   03/10/12   $1,282.01   $7.50  $1,274.51   $11.69
    DC2MTFX93    9.140%   03/13/12   $1,281.55   $7.50  $1,274.05   $11.68
    DC2MTFX94    9.070%   03/16/12   $1,277.03   $7.50  $1,269.53   $11.59
    25466PAC2    9.140%   03/19/12   $1,282.00   $7.50  $1,274.50   $11.68
    25466PAG3    9.260%   03/20/12   $1,290.21   $7.50  $1,282.71   $11.83
    25466PBV9    9.100%   04/13/12   $1,281.08   $7.50  $1,273.58   $11.63

SOURCE  Sears, Roebuck and Co.

Web site: http://www.sears.com/
http://www.sracweb.com/tenderoffers.htmhttp://www.landsend.com/
CONTACT: Investor Relations, Edgar P. McDougal of Sears, Roebuck
and Co., +1-847-286-9669